Operating Lease - Summary of Supplemental Balance Sheet Information Related to Operating Lease (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Jan. 01, 2019 CNY (¥)
Leases [Abstract]
Right-of-use assets	¥ 309,085	$ 48,502	¥ 144,063	¥ 50,570
Lease liabilities, current	127,531	20,012	59,559
Lease liabilities, non-current	183,365	$ 28,774	76,373
Total lease liabilities	¥ 310,896		¥ 135,932	¥ 50,089